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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT  May 8, 2001

                             Commission file number:
                                     0-22923

                           INTERNATIONAL ISOTOPES INC.
             (Exact name of registrant as specified in its charter)

           Texas                                        74-2763837
(State of incorporation)                    (IRS Employer Identification Number)

           3100 Jim Christal Rd                           76207
              Denton, Texas                             (Zip Code)
(Address of principal executive offices)


                                  940-323-9672
              (Registrant's telephone number, including area code)




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Item 5. Other Events

SALE OF RADIOPHARMACEUTICAL MANUFACTURING FACILITY TO NEORX

On April 20, 2001, International Isotopes Inc. (the "Company") announced that the transaction for the sale of its assets at its Jim Christal Road facility to NeoRx Corporation has been completed.

See Exhibit 99.1 for additional information.

SALE OF BRACHYTHERAPY SEED ASSETS TO IMAGYN MEDICAL, INC.

On May 4, 2001, the Company announced that the transaction for the sale of its brachytherapy seed assets to Imagyn Medical, Inc. for net proceeds of $4.9 Million has been completed as of April 27, 2001.

See Exhibit 99.2 for additional information.


Item 7. Financial Statements and Exhibits

      (c) Exhibits

           99.1   Press Release Dated April 20, 2001

           99.2   Press Release Dated May 4, 2001



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   International Isotopes Inc.
                                   (Registrant)


                                   By:      /s/ Paul E. Landers
                                            ------------------------------------
                                            Paul E. Landers
                                            Chief Financial Officer

                                   By:      /s/ David Camp, Ph.D.
                                            ------------------------------------
                                            David Camp, Ph.D.
                                            Chief Executive Officer
Date:  May 8, 2001



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                                 EXHIBIT INDEX


          EXHIBIT
          NUMBER              DESCRIPTION
          -------             -----------
           99.1       Press Release Dated April 20, 2001

           99.2       Press Release Dated May 4, 2001